MUTUAL FUND AND VARIABLE INSURANCE TRUST

Rational/ReSolve Adaptive Asset Allocation Fund

(the “Fund”)

Class A Shares: RDMAX	Class C Shares: RDMCX	Institutional Shares: RDMIX

April 23, 2019

The information in this Supplement amends certain information contained in the Fund’s Summary Prospectus and Prospectus, each dated May 1, 2018, as supplemented.

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On June 22, 2019, the Fund’s investment objective will change as follows:

Old Investment Objective: The Fund’s objective is capital appreciation uncorrelated to global equity markets.

New Investment Objective: The Fund’s investment objective is to seek long-term capital appreciation.

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You should read this Supplement in conjunction with the Fund’s Summary Prospectus and Prospectus, each dated May 1, 2018, as supplemented, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-800-253-0412 or by writing to 36 North New York Avenue, Huntington, NY 11743.

Please retain this Supplement for future reference.